As filed with the Securities and Exchange Commission on September 9, 2002

                                                                Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933

                           IKON OFFICE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

         OHIO                                             23-0334400
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                          -----------------------------
                                  P.O. Box 834
                        Valley Forge, Pennsylvania 19482
               (Address of Principal Executive Offices) (Zip Code)
                          -----------------------------
                           IKON OFFICE SOLUTIONS, INC.
                             RETIREMENT SAVINGS PLAN
                          -----------------------------
                                   Don H. Liu
              Senior Vice President, General Counsel and Secretary
                           IKON Office Solutions, Inc.
                                     Box 834
                        Valley Forge, Pennsylvania 19482
                     (Name and address of agent for service)
                                 (610) 296-8000
          (Telephone number, including area code, of agent for service)
                       -----------------------------------
                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
                                                   Proposed Maximum             Proposed Maximum
Title of securities         Amount to be           Offering price per           Aggregate offering        Amount of
To be registered              registered                 unit*                       price             registration fee

---------------------------------------------------------------------------------------------------------------------------------

Common stock                  10,000,000                 $9.05                   $90,500,000.00            $8,326.00
without
par value**
---------------------------------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) **This Registration Statement relates to Registration Statement
No. 333-69648 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement file on this form relating to the same employee benefit plan is effective.

         On September 19, 2001, the Registrant filed a Registration Statement on Form S-8, Registration Statement No. 333-69648 to register 10,000,000 shares of common stock, no par value (the "Common Stock") which were issuable under the Registrant's Retirement Savings Plan (the "Plan"). The contents of Registration Statement No. 333-69648 are incorporated by reference in this Registration Statement. The Registrant is now filing this separate Registration Statement to register an additional 10,000,000 shares of Common Stock which may be issued under the Plan.


Item 8.  Exhibits

         (4.1) Amended and Restated Rights Agreement, dated as of July 18, 1997 between IKON Office Solutions, Inc. and National City Bank, filed on July 18, 1997 as Exhibit 1 to IKON Office Solutions, Inc.'s Report on Form 8-K, is incorporated herein by reference.

         (5)      Opinion of Don H. Liu re: legality.

         (23.1)   Consent of Ernst & Young LLP.

         (23.2)   Consent of PricewaterhouseCoopers LLP.

         (24.1)   Powers of Attorney.

         (24.2)   Certification of Board Resolution re: Power of Attorney.

The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 9th day of September, 2002.



                                         IKON OFFICE SOLUTIONS, INC.




                                         By:  /S/ ALLISTER H. MCCREE, JR.
                                              ---------------------------
                                                  Allister H. McCree, Jr.
                                                  Plan Administrator

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on the 9th day of September 2002.


                                        IKON OFFICE SOLUTIONS, INC.




Date:    September 9, 2002             By:   /S/ WILLIAM S. URKIEL
                                             ----------------------
                                                 (William S. Urkiel)
                                        Title:   Senior Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  Signature                                   Title                                     Date
/s/ MATTHEW J. ESPE                                  President and Chief Executive Officer     September 9, 2002
--------------------------------------------         (Principal Executive Officer)
         (Matthew J. Espe)


/s/ WILLIAM S. URKIEL                                Senior Vice President and                 September 9, 2002
--------------------------------------------         Chief Financial Officer
         (William S. Urkiel)                         (Principal Financial Officer)



/s/ CARLYLE SINGER JONES                             Controller                                September 9, 2002
--------------------------------------------         (Principal Accounting Officer)
         (Carlyle Singer Jones)









         Signature                                     Title                                  Date


/S/ JAMES J. FORESE                                  Chairman                          September 9, 2002
--------------------------------------------
              (James J. Forese)


         *JUDITH M.  BELL                            Director                          September 9, 2002
--------------------------------------------
              (Judith M. Bell)


         *PHILIP E. CUSHING                          Director                          September 9, 2002
--------------------------------------------
              (Philip E. Cushing)


         *RICHARD A. JALKUT                          Director                          September 9, 2002
--------------------------------------------
              (Richard A. Jalkut)


         *ARTHUR E. JOHNSON                          Director                          September 9, 2002
--------------------------------------------
              (Arthur E. Johnson)


         *THOMAS R. GIBSON                           Director                          September 9, 2002
--------------------------------------------
              (Thomas R. Gibson)


         *KURT M. LANDGRAF                           Director                          September 9, 2002
--------------------------------------------
              (Kurth M. Landgraf)


         *MARILYN WARE                               Director                          September 9, 2002
--------------------------------------------
           (Marilyn Ware)


         *By his signature set forth below, Don H. Liu, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange
Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.




/s/ Don H. Liu                                                                         September 9, 2002
--------------------------------------------
         (Don H. Liu)

INDEX TO EXHIBITS


         (5)      Opinion of Don H. Liu re: legality.

         (23.1)   Consent of Ernst & Young LLP.

         (23.2)   Consent of PricewaterhouseCoopers LLP.

         (24.1)   Powers of Attorney.

         (24.2)   Certification of Board Resolution re: Power of Attorney.